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                                                                     Exhibit (q)


                              POWER OF ATTORNEY


     The undersigned Directors of Prudential Municipal Series Fund hereby constitute, appoint and authorize Deborah A. Docs as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Eugene C. Dorsey                        /s/ David R. Odenath, Jr.
-------------------------------             -------------------------------
Eugene C. Dorsey, Director                  David R. Odenath, Jr., Director

/s/ Delayne Dedrick Gold                    /s/ Richard A. Redeker
-------------------------------             -------------------------------
Delayne Dedrick Gold, Director              Richard A. Redeker, Director

/s/ Robert F. Gunia                         /s/ Judy A. Rice
-------------------------------             -------------------------------
Robert F. Gunia, Director                   Judy A. Rice, Director

/s/ Thomas T. Mooney                        /s/ Nancy H. Teeters
-------------------------------             -------------------------------
Thomas T. Mooney, Director                  Nancy H. Teeters, Director

/s/ Stephen P. Munn                         /s/ Louis A. Weil, III
-------------------------------             -------------------------------
Stephen P. Munn, Director                   Louis A. Weil, III, Director



Dated: May 21, 2001